UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
December 8, 2020
Date of Report (Date of Earliest Event Reported)
Vontier Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39483	84-2783455
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5420 Wade Park Boulevard, Suite 206
Raleigh, NC 27607
(Address of principal executive offices)
Registrant’s telephone number, including area code: (984) 247-8308
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $.0001 per share	VNT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective December 8, 2020, the Board of Directors (the “Board”) of Vontier Corporation (the “Company”) increased the size of the Company’s Board from five to six members and appointed Mr. Christopher J. Klein to the Board as a Class III director. In addition, the Board concurrently appointed Mr. Klein to the Compensation and Management Development and Nominating and Governance Committees of the Board. In accordance with the Company’s Amended and Restated Certificate of Incorporation, as a Class III director, the term for Mr. Klein will expire on the date of the Company’s 2023 annual meeting of stockholders, or upon the director’s earlier death, resignation or removal.

As a non-employee director, Mr. Klein will receive the same compensation paid to other non-employee directors as disclosed in Exhibit 10.24 to the Company’s Registration Statement on Form 10, filed on September 1, 2020 (the “Form 10”), which is incorporated by reference herein. Mr. Klein has also entered into an indemnification agreement with the Company, the form of which is disclosed as Exhibit 10.27 to the Form 10 and is incorporated by reference herein.

In connection with the appointment of Mr. Klein, the Board also determined that Mr. Klein is independent within the meaning of the listing standards of the New York Stock Exchange, a “non-employee director” within the meaning of the Exchange Act and an “outside director” within the meaning of the Internal Revenue Code.

There is no arrangement or understanding between Mr. Klein and any other person pursuant to which he was selected as a director of the Company.

There are no transactions involving Mr. Klein that would be required to be reported under Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VONTIER CORPORATION

Date:	December 8, 2020	By:	/s/ Courtney Kamlet
		Name:	Courtney Kamlet
		Title:	Vice President - Associate General Counsel and Corporate Secretary